UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2021

CFSB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

United States of America	333-259406	Being Applied For
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15 Beach Street, Quincy, Massachusetts		02170
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 471-0750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement

On November 10, 2021, CFSB Bancorp, Inc., a federal corporation, in formation (the “Company”), 15 Beach, MHC, a federally chartered mutual holding company, in formation (the “MHC”), and Colonial Federal Savings Bank (the “Bank”) entered into an Agency Agreement with Piper Sandler & Co. (“Piper Sandler”), who will assist the Company in selling the shares of the Company’s common stock on a best efforts basis in the Company’s subscription and community offerings, and will serve as sole book-running manager for any syndicated community offering, in each case conducted in connection with the Bank’s mutual holding company reorganization.

Piper Sandler will receive a fee of 1.35% of the aggregate dollar amount of shares of common stock sold in the subscription and community offerings. No fee will be payable to Piper Sandler with respect to shares purchased by the Company’s and the Bank’s officers, directors, and employees or the immediate family members of such persons, to qualified and non-qualified employee benefit plans, or to any charitable foundation established in connection with the mutual holding company reorganization of the Bank. The Company will also reimburse Piper Sandler for its reasonable out-of-pocket expenses, including legal fees and expenses, incurred in connection with its role as financial advisor up to $90,000.

For its services as records agent, Piper Sandler will receive a fee of $25,000, and will be reimbursed for its reasonable out-of-pocket expenses incurred in connection with such services up to $25,000.

In the event a syndicated community offering is conducted, the Company will pay a fee of 6.00% of the aggregate dollar amount of common stock sold in the syndicated community offering to Piper Sandler and any other broker-dealers included in the syndicated community offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-259406) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated November 10, 2021.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

1.1	Agency Agreement, dated November 10, 2021, by and among the Company, the MHC, the Bank and Piper Sandler (exhibit omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CFSB BANCORP, INC.

DATE: November 10, 2021	By:	/s/ Michael E. McFarland
Michael E. McFarland
President and Chief Executive Officer